Exhibit (f)

                               Powers of Attorney

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                               POWERS OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Tom Johnstone and Tore Bertilsson, and each of them, with full power to act without the other, his/her true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Post-Effective Amendment No. 1 to the Aktiebolaget SKF Registration Statement on Form F-6 that was filed November 8, 1999 ("Amendment No. 1"), including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or s/he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                        Title
---------                        -----


/s/ Tom Johnstone                President, Chief Executive Officer and Director
------------------------
Tom Johnstone


/s/ Anders Scharp                Chairman of the Board
------------------------
Anders Scharp


/s/ Tore Bertilsson              Chief Financial Officer
------------------------
Tore Bertilsson


/s/ Kristina Franzen             Chief Accounting Officer
------------------------
Kristina Franzen


/s/ Vito H. Baumgartner          Director
------------------------
Vito H. Baumgartner


/s/ Clas Ake Hedstrom            Director
------------------------
Clas Ake Hedstrom


/s/ Ulla Litzen                  Director
------------------------
Ulla Litzen


/s/ Winnie Kin Wah Fok           Director
------------------------
Winnie Kin Wah Fok

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/s/ Leif Ostling                 Director
------------------------
Leif Ostling


/s/ Eckhard Cordes               Director
------------------------
Eckhard Cordes


/s/ Lena Treschow Torell         Director
------------------------
Lena Treschow Torell


/s/ Hans-Olov Olsson             Director
------------------------
Hans-Olov Olsson


/s/ Lennart Larsson              Director and Employee Representative
------------------------
Lennart Larsson


/s/ Goran Johansson              Director and Employee Representative
------------------------
Goran Johansson


/s/ Timothy Gifford              Authorized Representative in the U.S.
------------------------
Timothy Gifford